UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-03851

Nicholas II, Inc.

(Exact Name of Registrant as specified in charter)

411 East Wisconsin Avenue, Suite 2100, Milwaukee, Wisconsin 53202
(Address of Principal Executive Offices)	(Zip Code)

Jennifer R. Kloehn, Senior Vice President and Treasurer
411 East Wisconsin Avenue, Suite 2100
Milwaukee, Wisconsin 53202

(Name and Address of Agent for Service)

Registrant's telephone number, including area code: 414-272-4650

Date of fiscal year end: 09/30/2022

Date of reporting period: 03/31/2022

Item 1. Report to Stockholders.

SEMIANNUAL REPORT
March 31, 2022

NICHOLAS II, INC.

WWW.NICHOLASFUNDS.COM

NICHOLAS II, INC.

May 2022

Dear Fellow Shareholders,

     For the six-month period ended March 31, 2022, Nicholas II (the “Fund”) – Class I returned -0.90% compared to the Russell Midcap Growth Index return of -10.09% and the Russell Midcap Index of 0.39%.

     Returns for Nicholas II, Inc. Class I and Class N and selected indices are provided in the chart below for the periods ended March 31, 2022.

		Average Annual Total Returns
	6 Month	1 Year	3 Year	5 Year	10 Year
Nicholas II, Inc. – Class I	-0.90%	7.59%	14.75%	14.32%	12.74%
Nicholas II, Inc. – Class N	-1.00%	7.28%	14.42%	13.96%	12.37%
Morningstar Mid-Cap
Growth Category	-9.81%	-4.00%	15.34%	14.79%	12.63%
Russell Midcap Growth Index	-10.09%	-0.89%	14.81%	15.10%	13.52%
Russell Midcap Index	0.39%	6.92%	14.89%	12.62%	12.85%
Standard & Poor’s 500 Index	5.92%	15.65%	18.92%	15.99%	14.64%
Ending value of $10,000 invested in
Nicholas II, Inc. – Class I	$9,910	$10,759	$15,111	$19,522	$33,172
Ending value of $10,000 invested in
Nicholas II, Inc. – Class N	$9,900	$10,728	$14,979	$19,222	$32,087
Fund’s Class I Expense Ratio (from 01/28/22 Prospectus): 0.59%
Fund’s Class N Expense Ratio (from 04/30/22 Prospectus): 0.89%

Performance data quoted represents past performance and is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by visiting www.nicholasfunds.com/returns.html.

The Fund’s returns are reduced by expenses; while the market indices are not. The ending values above illustrate the performance of a hypothetical $10,000 investment made in the Fund over the timeframes listed. Assumes reinvestment of dividends and capital gains. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. These figures do not imply any future performance.

Class N shares of the Fund commenced operations on February 28, 2005. The annual returns shown for the Class I shares of this Fund would be substantially similar to the Class N shares because both classes of shares are invested in the same portfolio of securities. Annual returns will generally differ only to the extent that the classes do not have the same expenses. Please see the respective prospectus for details.

     In 2021, real GDP growth in the U.S. was a robust 5.7% due to base effects of comparing to the -3.4% decline in 2020 which was negatively impacted by COVID-19. The stock markets discounted this long before as stocks bottomed in March 2020 and rebounded strongly entering 2021. However, the combination of a strong economy, tight labor markets, low interest rates, tight supply chains, and the Federal Reserve (“Fed”) purchasing securities for its balance sheet started to push inflation higher during this period and eventually rose to worrisome levels for investors. This was accompanied by a massive repricing in the Treasury markets as the 10-year Treasury yield increased from 0.92% at 12/31/2020 to 2.32% at 3/31/2022. This rapid increase in inflation and interest rates unnerved investors and led to a peak in the equity markets in the fourth quarter of 2021 that it has not since eclipsed.

     The increase in interest rates, and accordingly the discount rates used in valuing stocks, caused a substantial rotation in the stock market. Former high-flying, long-duration technology stocks were among the groups hit the hardest. Speculative stocks in other sectors that had negative earnings or negative free cash flows met the same fate. This benefited the Fund in the recent time period as our philosophy eschews these types of speculative companies.

     Looking forward, there are plenty of risks for the overall stock market including concerns that the Fed is “behind the curve” in terms of taming inflation, tightening financial conditions leading to a recession, the Russian invasion of Ukraine and fears of escalation, potential COVID-19 resurgence, impending mid-term elections, etc. While we never forecast short-term stock market moves, over the long-term we believe the vibrance of the U.S. economy and the resulting positive corporate earnings growth will drive stocks higher, although the appreciation is unlikely to be as robust as recent years given higher inflation and rising discount rates.

     The Fund’s relative outperformance vs. the Russell Midcap Growth Index was driven by favorable stock selection in every sector in which it was invested. This reflects the Fund’s emphasis on owning companies that are both high quality and have reasonable valuations, as highly valued stocks underperformed dramatically over this time period. Additionally, an overweight in the outperforming consumer staples sector and underweights in the underperforming communication services and consumer discretionary sectors also benefited relative performance.

     The Fund’s best-performing stocks on an absolute basis in the period included First Horizon (+46%), Palo Alto Networks (+30%), BJ’s Wholesale Club (+23%), Crowdstrike (+20%), and Jack Henry (+21%). The worst-performing stocks included PagSeguro Digital (-54%), Twilio (-48%), RingCentral (-46%), Burlington Stores (-36%), and IAA (-30%).

     As of March 31, 2022, the Fund had 70 stocks and approximately 3% cash. The period-end sector weightings were technology 28%, industrials 23%, health care 21%, consumer discretionary 10%, financials 6%, consumer staples 5%, materials 3%, and real estate 1%.

     We remain focused on owning high-quality companies with sustainable competitive advantages, consistent revenue and earnings growth, strong balance sheets and management teams that are trading at reasonable valuations. We believe that the recent stock market pull-back and substantial rotation toward more reasonably valued stocks has created an increasingly favorable backdrop to own secular growth and “compounder” stocks trading at more reasonable valuations. We are optimistic about the increasing opportunity set of stocks that are meeting our investment parameters.

Thank you for your continued support.

Mutual fund investing involves risk. Principal loss is possible. The Fund may invest in smaller companies, which involve additional risks such as limited liquidity and greater volatility. Diversification does not assure a profit or protect against loss in a declining market.

Earnings growth is not representative of the Fund’s future performance.

Opinions expressed are subject to change at any time, are not guaranteed, and should not be considered investment advice.

Please refer to the schedule of investments in the report for complete fund holdings information. Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security.

The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represent approximately 31% of the total market capitalization of the Russell 1000 Index. The Russell Midcap Growth Index measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The Standard & Poor’s (“S&P”) 500 Index is a broad-based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general. One cannot invest directly in an index. Each Morningstar Category average represents a universe of Funds with similar investment objectives.

Gross Domestic Product (GDP): The monetary value of all the finished goods and services produced within a country’s borders in a specific time period.

Free Cash Flow (FCF): It is generally defined as cash flow from operating activities minus total capital expenditures. It may be specifically defined as Earnings Before Interest, Taxes, Depreciation and Amortization (EBITDA) less Capital Expenditures and Interest Expense.

Must be preceded or accompanied by a prospectus.

The Nicholas Funds are distributed by Quasar Distributors, LLC.

Financial Highlights Class I (NCTWX)
For a share outstanding throughout each period

	Six Months
	Ended
	03/31/2022			Years Ended September 30,
	(unaudited)		2021	2020	2019	2018	2017
NET ASSET VALUE,
BEGINNING OF PERIOD	$35.98		$28.68	$29.61	$30.37	$28.79	$25.41
INCOME (LOSS) FROM
INVESTMENT OPERATIONS
Net investment income(1)	.02		.05	.07	.10	.18	.04
Net gain (loss) on securities
(realized and unrealized)	(.10)		8.45	2.21	2.08	4.45	4.59
Total from
investment operations	(.08)		8.50	2.28	2.18	4.63	4.63
LESS DISTRIBUTIONS
From net investment income	(.05)		(.05)	(.11)	(.18)	(.03)	(.07)
From net capital gain	(3.39)		(1.15)	(3.10)	(2.76)	(3.02)	(1.18)
Total distributions	(3.44)		(1.20)	(3.21)	(2.94)	(3.05)	(1.25)
NET ASSET VALUE,
END OF PERIOD	$32.46		$35.98	$28.68	$29.61	$30.37	$28.79

TOTAL RETURN	(.90	)%(2)	30.26%	7.85%	9.97%	17.10%	19.02%

SUPPLEMENTAL DATA:
Net assets, end of period (millions)	$992.2		$1,031.3	$847.7	$828.6	$795.9	$704.6
Ratio of expenses
to average net assets.	.59	%(3)	.59%	.60%	.60%	.60%	.61%
Ratio of net investment income
to average net assets.	.10	%(3)	.15%	.25%	.34%	.63%	.17%
Portfolio turnover rate	16.59	%(3)	19.57%	22.89%	19.75%	26.63%	29.20%

(1)	Computed based on average shares outstanding.
(2)	Not annualized.
(3)	Annualized.

The accompanying notes to financial statements are an integral part of these highlights.

Financial Highlights Class N (NNTWX)
For a share outstanding throughout each period

	Six Months
	Ended
	03/31/2022			Years Ended September 30,
	(unaudited)		2021	2020	2019		2018	2017
NET ASSET VALUE,
BEGINNING OF PERIOD	$34.97		$27.94	$28.91	$29.72		$28.29	$25.00
INCOME (LOSS) FROM
INVESTMENT OPERATIONS
Net investment income (loss)(1)	(.03)		(.05)	(.01)	(.00	)(2)	.09	(.04)
Net gain (loss) on securities
(realized and unrealized)	(.09)		8.23	2.16	2.03		4.36	4.51
Total from
investment operations	(.12)		8.18	2.15	2.03		4.45	4.47
LESS DISTRIBUTIONS
From net investment income	—		—	(.02)	(.08)		—	—
From net capital gain	(3.39)		(1.15)	(3.10)	(2.76)		(3.02)	(1.18)
Total distributions	(3.39)		(1.15)	(3.12)	(2.84)		(3.02)	(1.18)
NET ASSET VALUE,
END OF PERIOD	$31.46		$34.97	$27.94	$28.91		$29.72	$28.29

TOTAL RETURN	(1.00	)%(3)	29.85%	7.54%	9.55%		16.74%	18.61%

SUPPLEMENTAL DATA:
Net assets, end of period (millions)	$89.6		$95.6	$85.0	$96.7		$101.2	$97.2
Ratio of expenses
to average net assets.	.89	%(4)	.89%	.90%	.95%		.93%	.94%
Ratio of net investment income
(loss) to average net assets.	(.20	)%(4)	(.15)%	(.05)%	(.01)%		.31%	(.16)%
Portfolio turnover rate	16.59	%(4)	19.57%	22.89%	19.75%		26.63%	29.20%

(1)	Computed based on average shares outstanding.
(2)	The amount rounds to $0.00.
(3)	Not annualized.
(4)	Annualized.

The accompanying notes to financial statements are an integral part of these highlights.

Top Ten Equity Portfolio Holdings
March 31, 2022 (unaudited)

Percentage
Name	of Net Assets
TransUnion	2.30%
O’Reilly Automotive, Inc.	2.19%
Palo Alto Networks, Inc.	2.16%
Verisk Analytics, Inc.	2.07%
Zendesk, Inc.	1.90%
STERIS plc	1.84%
Ulta Beauty, Inc.	1.80%
Anaplan, Inc.	1.76%
CDW Corporation	1.71%
BJ’s Wholesale Club, Inc.	1.71%
Total of top ten	19.44%

Sector Diversification (as a percentage of portfolio)
March 31, 2022 (unaudited)

Fund Expenses
For the six month period ended March 31, 2022 (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other operating expenses. The following table is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with those of other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period.

The first line of the table below for each share class of the Fund provides information about the actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios for each class of the Fund and an assumed rate of return of 5% per year before expenses, which are not the Fund’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as wire fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Class I
	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	09/30/21	03/31/22	10/01/21 - 03/31/22
Actual	$1,000.00	$991.00	$2.93
Hypothetical	1,000.00	1,022.06	2.97
(5% return before expenses)

*

Expenses are equal to the Class I six-month annualized expense ratio of 0.59%, multiplied by the average account value over the period, multiplied by 182 then divided by 365 to reflect the one- half year period.

Fund Expenses (continued)
For the six month period ended March 31, 2022 (unaudited)

Class N
	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period**
	09/30/21	03/31/22	10/01/21 - 03/31/22
Actual	$1,000.00	$990.00	$4.42
Hypothetical	1,000.00	1,020.56	4.48
(5% return before expenses)

**

Expenses are equal to the Class N six-month annualized expense ratio of 0.89%, multiplied by the average account value over the period, multiplied by 182 then divided by 365 to reflect the one-half year period.

Schedule of Investments
March 31, 2022 (unaudited)

Shares or
Principal
Amount		Value
COMMON STOCKS — 96.85%
	Consumer Discretionary – Retailing — 6.18%
58,770	Burlington Stores, Inc.*	$10,706,131
135,195	CarMax, Inc.*	13,043,614
34,540	O’Reilly Automotive, Inc.*	23,658,518
48,810	Ulta Beauty, Inc.*	19,437,118
		66,845,381
	Consumer Discretionary – Services — 3.98%
4,730	Chipotle Mexican Grill, Inc.*	7,483,002
28,890	Domino’s Pizza, Inc.	11,758,519
280,000	Service Corporation International	18,429,600
244,745	Wendy’s Company (The)	5,377,048
		43,048,169
	Consumer Staples – Food & Staples Retailing — 1.71%
274,106	BJ’s Wholesale Club, Inc.*	18,532,307
	Consumer Staples – Food, Beverage & Tobacco — 2.85%
69,500	Constellation Brands, Inc. – Class A	16,007,240
248,146	Lamb Weston Holdings, Inc.	14,866,427
		30,873,667
	Financials – Banks — 3.52%
289,157	Citizens Financial Group, Inc.	13,107,487
352,242	First Horizon Corporation	8,274,165
297,680	Webster Financial Corporation	16,705,802
		38,087,454
	Financials – Diversified — 2.94%
138,050	Northern Trust Corporation	16,075,923
143,155	Raymond James Financial, Inc.	15,734,166
		31,810,089
	Health Care – Equipment & Services — 13.41%
37,365	Cooper Companies, Inc. (The)	15,603,250
178,330	Globus Medical, Inc. – Class A*	13,157,187
193,680	Hologic, Inc.*	14,878,498
38,816	Insulet Corporation*	10,340,194
159,688	LivaNova PLC*	13,067,269
64,940	ResMed Inc.	15,748,599
280,000	Smith & Nephew plc	8,932,000
82,515	STERIS plc	19,949,652
105,628	Tandem Diabetes Care, Inc.*	12,283,480
39,083	Teleflex Incorporated	13,867,821
34,000	Veeva Systems Inc. – Class A*	7,223,640
		145,051,590

The accompanying notes to financial statements are an integral part of this schedule.

Schedule of Investments (continued)
March 31, 2022 (unaudited)

Shares or
Principal
Amount		Value
COMMON STOCKS — 96.85% (continued)
	Health Care – Pharmaceuticals,
	Biotechnology & Life Sciences — 7.10%
49,051	Charles River Laboratories International, Inc.*	$13,929,012
75,840	IQVIA Holdings Inc.*	17,534,966
11,990	Mettler-Toledo International Inc.*	16,464,548
99,020	PerkinElmer, Inc.	17,275,029
574,375	Stevanato Group Societa’ Per Azioni*	11,556,425
		76,759,980
	Industrials – Capital Goods — 14.56%
197,850	A.O. Smith Corporation	12,640,637
127,500	AMETEK, Inc.	16,980,450
234,370	Fastenal Company	13,921,578
213,765	Fortive Corporation	13,024,701
147,925	Fortune Brands Home & Security, Inc.	10,987,869
190,240	Graco Inc.	13,263,533
70,000	IDEX Corporation	13,421,100
66,430	L3Harris Technologies, Inc.	16,505,862
45,300	Lennox International Inc.	11,681,058
77,500	Nordson Corporation	17,598,700
181,487	Westinghouse Air Brake Technologies Corporation	17,453,605
		157,479,093
	Industrials – Commercial & Professional Services — 6.89%
240,000	IAA, Inc.*	9,180,000
136,630	Republic Services, Inc.	18,103,475
240,500	TransUnion	24,853,270
104,510	Verisk Analytics, Inc.	22,430,981
		74,567,726
	Industrials – Transportation — 1.56%
56,500	Old Dominion Freight Line, Inc.	16,875,420
	Information Technology – Hardware & Equipment — 3.07%
103,625	CDW Corporation	18,537,476
31,030	Teledyne Technologies Incorporated*	14,665,709
		33,203,185
	Information Technology – Semiconductors
	& Semiconductor Equipment — 4.23%
213,950	Microchip Technology Incorporated	16,076,203
157,915	Power Integrations, Inc.	14,635,562
112,890	Skyworks Solutions, Inc.	15,045,979
		45,757,744

The accompanying notes to financial statements are an integral part of this schedule.

Schedule of Investments (continued)
March 31, 2022 (unaudited)

Shares or
Principal
Amount		Value
COMMON STOCKS — 96.85% (continued)
	Information Technology – Software & Services — 20.85%
291,965	Anaplan, Inc.*	$18,992,323
117,500	Broadridge Financial Solutions, Inc.	18,295,925
81,305	CrowdStrike Holdings, Inc. Class A*	18,462,739
89,040	CyberArk Software Ltd.*	15,025,500
357,510	Dynatrace, Inc.*	16,838,721
66,065	FleetCor Technologies, Inc.*	16,454,149
48,940	Gartner, Inc.*	14,557,692
81,867	Jack Henry & Associates, Inc.	16,131,892
37,525	Palo Alto Networks, Inc.*	23,359,688
73,650	Paylocity Holding Corporation*	15,154,961
125,045	PTC Inc.*	13,469,847
100,962	RingCentral, Inc. Class A*	11,833,756
39,017	Twilio Inc. – Class A*	6,430,392
170,485	Zendesk, Inc.*	20,507,641
		225,515,226
	Materials — 2.66%
93,725	AptarGroup, Inc.	11,012,688
96,460	Vulcan Materials Company	17,719,702
		28,732,390
	Real Estate — 1.34%
158,175	CBRE Group, Inc.*	14,476,176
	TOTAL COMMON STOCKS
	(cost $569,844,505)	1,047,615,597

The accompanying notes to financial statements are an integral part of this schedule.

Schedule of Investments (continued)
March 31, 2022 (unaudited)

Shares or
Principal
Amount		Value
SHORT-TERM INVESTMENTS — 2.75%
	U.S. Government Securities — 1.25%
$3,500,000	U.S. Treasury Bill 04/07/2022, 0.031%	$3,499,982
10,000,000	U.S. Treasury Bill 05/03/2022, 0.102%	9,999,111
		13,499,093
	Money Market Fund — 1.50%
16,244,121	Morgan Stanley Liquidity Funds Government Portfolio
	(Institutional Class), 7-day net yield 0.229%	16,244,121
	TOTAL SHORT-TERM INVESTMENTS
	(cost $29,743,214)	29,743,214
	TOTAL INVESTMENTS
	(cost $599,587,719) — 99.60%	1,077,358,811
	OTHER ASSETS, NET OF LIABILITIES — 0.40%	4,371,586
	TOTAL NET ASSETS
	(basis of percentages disclosed above) — 100%	$1,081,730,397

* Non-income producing security.

The accompanying notes to financial statements are an integral part of this schedule.

Statement of Assets and Liabilities
March 31, 2022 (unaudited)

ASSETS
Investments in securities at value (cost $599,587,719)	$1,077,358,811
Receivables —
Investment securities sold	4,439,144
Dividend and interest	499,728
Capital stock subscription	10,292
Total receivable	4,949,164
Other	5,213
Total assets	1,082,313,188

LIABILITIES
Payables —
Due to adviser —
Management fee	461,905
Accounting and administrative fee	22,352
Total due to adviser	484,257
12b-1 and servicing fee	38,235
Other payables and accrued expense	60,299
Total liabilities	582,791
Total net assets	$1,081,730,397

NET ASSETS CONSIST OF
Paid in capital	$561,324,130
Accumulated distributable earnings	520,406,267
Total net assets	$1,081,730,397

Class I
Net assets	$992,175,097
Shares outstanding	30,561,391
NET ASSET VALUE PER SHARE ($.01 par value,
125,000,000 shares authorized), offering price and redemption price	$32.46

Class N
Net assets	$89,555,300
Shares outstanding	2,846,800
NET ASSET VALUE PER SHARE ($.01 par value,
75,000,000 shares authorized), offering price and redemption price	$31.46

The accompanying notes to financial statements are an integral part of this statement.

Statement of Operations
For the six months ended March 31, 2022 (unaudited)

INCOME
Dividend	$3,858,824
Interest	4,056
Total income	3,862,880

EXPENSES
Management fee	2,881,392
Accounting and administrative fees	139,707
12b-1 fees – Class N	93,515
Transfer agent fees	91,268
Servicing fees – Class N	46,758
Registration fees	42,549
Custodian fees	28,204
Audit and tax fees	20,250
Accounting system and pricing service fees	17,606
Insurance	17,491
Printing	12,871
Directors’ fees	12,847
Postage and mailing	7,721
Legal fees	6,844
Other operating expenses	10,661
Total expenses	3,429,684
Net investment income	433,196

NET REALIZED GAIN ON INVESTMENTS	43,272,869

CHANGE IN NET UNREALIZED
APPRECIATION/DEPRECIATION ON INVESTMENTS	(52,460,278)
Net realized and unrealized gain on investments	(9,187,409)
Net increase in net assets resulting from operations	$(8,754,213)

The accompanying notes to financial statements are an integral part of this statement.

Statements of Changes in Net Assets
For the six months ended March 31, 2022 (unaudited)
and the year ended September 30, 2021

	Six Months Ended
	03/31/2022	Year Ended
	(unaudited)	09/30/2021
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment income	$433,196	$1,345,290
Net realized gain on investments	43,272,869	104,471,005
Change in net unrealized
appreciation/depreciation on investments	(52,460,278)	167,112,421
Net increase (decrease) in net assets
resulting from operations	(8,754,213)	272,928,716

DISTRIBUTIONS TO SHAREHOLDERS FROM
Investment operations – Class I	(97,747,794)	(34,587,434)
Investment operations – Class N	(9,016,996)	(3,300,530)
Total distributions	(106,764,790)	(37,887,964)

CAPITAL SHARE TRANSACTIONS
Proceeds from shares issued – Class I
(212,007 and 362,763 shares, respectively)	7,232,709	12,163,644
Reinvestment of distributions – Class I
(2,615,660 and 1,030,177 shares, respectively)	91,129,589	32,399,070
Cost of shares redeemed – Class I
(927,844 and 2,288,498 shares, respectively)	(31,799,758)	(75,549,983)
Proceeds from shares issued – Class N
(22,564 and 52,515 shares, respectively)	748,466	1,723,913
Reinvestment of distributions – Class N
(264,192 and 106,732 shares, respectively)	8,927,047	3,270,264
Cost of shares redeemed – Class N
(175,096 and 466,567 shares, respectively)	(5,967,652)	(14,763,216)
Change in net assets derived
from capital share transactions	70,270,401	(40,756,308)
Total increase (decrease) in net assets	(45,248,602)	194,284,444

NET ASSETS
Beginning of period	1,126,978,999	932,694,555
End of period	$1,081,730,397	$1,126,978,999

The accompanying notes to financial statements are an integral part of these statements.

Notes to Financial Statements
March 31, 2022 (unaudited)

These financial statements have been prepared pursuant to reporting rules for interim financial statements. Accordingly, these financial statements do not include all of the information and footnotes required by U.S. generally accepted accounting principles (“U.S.
GAAP”) for annual financial statements. These financial statements should be read in conjunction with the financial statements and financial highlights and notes in the Fund’s
Annual Report on Form N-CSR for the year ended September 30, 2021.

These financial statements have not been audited. Management believes that these financial statements include all adjustments (which, unless otherwise noted, include only normal recurring adjustments) necessary for a fair presentation of the financial results for each period shown.

(1) Summary of Significant Accounting Policies —

Nicholas II, Inc. (the “Fund”) is organized as a Maryland corporation and is registered as an open-end, diversified management investment company under the Investment
Company Act of 1940, as amended. The primary objective of the Fund is long-term growth. The following is a summary of the significant accounting policies of the Fund:

(a) Equity securities traded on a stock exchange will ordinarily be valued on the basis of the last sale price on the date of valuation on the securities principal exchange, or if in the absence of any sale on that day, the closing bid price. For securities principally traded on the NASDAQ market, the Fund uses the NASDAQ Official
Closing Price. Investments in shares of open-end mutual funds, including money market funds, are valued at their daily net asset value, which is calculated as of the close of regular trading on the New York Stock Exchange. Debt securities, excluding short-term investments, are valued at their current evaluated bid price as determined by an independent pricing service, which generates evaluations on the basis of dealer quotes for normal institutional-sized trading units, issuer analysis, bond market activity and various other factors. Securities for which market quotations may not be readily available are valued at their fair value as determined in good faith by procedures adopted by the Board of Directors. Short-term investments purchased at par are valued at cost, which approximates market value. Short-term investments purchased at a premium or discount are stated at amortized cost, which approximates market value. The Fund did not maintain any positions in derivative instruments or engage in hedging activities during the year. Investment transactions for financial statement purposes are recorded on trade date.

In accordance with Accounting Standards Codification (“ASC”) 820-10, “Fair Value
Measurements and Disclosures” (“ASC 820-10”), fair value is defined as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment.
ASC 820-10 established a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value such as a pricing model

Notes to Financial Statements (continued)
March 31, 2022 (unaudited)

and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity.
Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

Level 1 – quoted prices in active markets for identical investments

Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, benchmark yields, bids, offers, transactions, spreads and other relationships observed in the markets among market securities, underlying equity of the issuer, proprietary pricing models, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of March 31, 2022 in valuing the
Fund’s investments carried at value:

Investments
Valuation Inputs	in Securities
Level 1 –
Common Stocks(1)	$1,047,615,597
Money Market Fund	16,244,121
Level 2 –
U.S. Government Securities	13,499,093
Level 3 –
None	—
Total	$1,077,358,811
(1) See Schedule of Investments for further detail by industry.

The Fund did not hold any Level 3 investments during the period.

(b) Net realized gain (loss) on portfolio securities was computed on the basis of specific identification.

(c) Dividend income is recorded on the ex-dividend date, and interest income is recognized on an accrual basis. Non-cash dividends, if any, are recorded at value on date of distribution. Generally, discounts and premiums on long-term debt security purchases, if any, are amortized over the expected lives of the respective securities using the effective yield method.

(d) Provision has not been made for federal income taxes or excise taxes since the
Fund has elected to be taxed as a “regulated investment company” and intends to

Notes to Financial Statements (continued)
March 31, 2022 (unaudited)

distribute substantially all net investment income and net realized capital gains on sales of investments to its shareholders and otherwise comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

Investment income, net capital gains (losses) and all expenses incurred by the Fund are allocated based on the relative net assets of each class, except for service fees and certain other fees and expenses related to one class of shares.

Class N shares are subject to a 0.25% 12b-1 fee and a 0.10% servicing fee, as described in its prospectus. From May 1, 2017 through January 31, 2018, the servicing fee was voluntarily reduced to 0.06%. From February 1, 2018 through
July 31, 2018, the servicing fee was increased to 0.08% and from August 1, 2018 through February 3, 2020 was increased to 0.10%. From February 4, 2020 to
August 31, 2020 the servicing fee was reduced from 0.10% to 0.06% and from
September 1, 2020 through period end was increased to 0.10%. From February 4,
2020 through period end the 12b-1 fee was reduced from 0.25% to 0.20%.
Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares.

(e) Dividends and distributions paid to shareholders are recorded on the ex-dividend date. Distributions from net investment income are generally declared and paid at least annually. Distributions of net realized capital gain, if any, are declared and paid at least annually.

The amount of distributions from net investment income and net realized capital gain are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP for financial reporting purposes. Financial reporting records are adjusted for permanent book-to-tax differences to reflect tax character.

The tax character of distributions paid during the six months ended March 31, 2022 and the year ended September 30, 2021 was as follows:

	03/31/2022	09/30/2021
Distributions paid from:
Ordinary income	$1,924,091	$1,408,367
Long-term capital gain	104,840,699	36,479,597
Total distributions paid	$106,764,790	$37,887,964

As of March 31, 2022, investment cost for federal tax purposes was $599,587,719 and tax basis net unrealized appreciation were as follows:

Unrealized appreciation	$491,573,080
Unrealized depreciation	(13,801,988)
Net unrealized appreciation	$477,771,092

There were no differences between financial statement and tax-basis cost.

The Fund had no material uncertain tax positions and has not recorded a liability for unrecognized tax benefits as of March 31, 2022. Also, the Fund recognized no

Notes to Financial Statements (continued)
March 31, 2022 (unaudited)

interest and penalties related to uncertain tax benefits during the period ended
March 31, 2022. At March 31, 2022, the fiscal years 2018 through 2021 remain open to examination in the Fund’s major tax jurisdictions.

(f) The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies in the
Financial Accounting Standards Board (“FASB”) ASC 946, “Financial Services –
Investment Companies.” U.S. GAAP guidance requires management to make estimates and assumptions that effect the amounts reported in the financial statements and accompanying notes. Actual results could differ from estimates.

(g) In the normal course of business the Fund enters into contracts that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims against the Fund that have not yet occurred. Based on experience, the Fund expects the risk of loss to be remote.

(h) In connection with the preparation of the Fund’s financial statements, management evaluated subsequent events after the date of the Statement of Assets and
Liabilities of March 31, 2022. There have been no material subsequent events since
March 31, 2022 that would require adjustment to or additional disclosure in these financial statements.

(2) Related Parties —

(a) Investment Adviser and Management Agreement —

The Fund has an agreement with Nicholas Company, Inc. (with whom certain officers and directors of the Fund are affiliated) (the “Adviser”) to serve as investment adviser and manager. Under the terms of the agreement, a monthly fee is paid to the Adviser based on an annualized fee of 0.75% of the average net asset value up to and including $50 million, 0.60% of the average net asset value over
$50 million up to and including $100 million and 0.50% of the average net asset value in excess of $100 million.

The Adviser may be paid for accounting and administrative services rendered by its personnel, subject to the following guidelines: (i) up to five basis points, on an annual basis, of the average net asset value of the Fund up to and including
$2 billion and up to three basis points, on an annual basis, of the average net asset value of the Fund greater than $2 billion, based on the average net asset value of the Fund as determined by valuations made at the close of each business day of each month, and (ii) where the preceding calculation results in an annual payment of less than $50,000, the Adviser, in its discretion, may charge the Fund up to
$50,000 for such services.

(b) Legal Counsel —

A director of the Adviser is affiliated with a law firm that provides services to the
Fund. The Fund incurred expenses of $4,383 for the period ended March 31, 2022 for legal services rendered by this law firm.

Notes to Financial Statements (continued)
March 31, 2022 (unaudited)

(3) Investment Transactions —

For the period ended March 31, 2022, the cost of purchases and the proceeds from sales of investment securities, other than short-term obligations, aggregated
$90,925,843 and $121,017,981, respectively.

Historical Record Class I
(unaudited)

		Net
		Investment				Dollar	Growth of
	Net	Income		Capital Gain		Weighted	an Initial
	Asset Value	Distributions		Distributions		Price/Earnings	$10,000
Class I	Per Share	Per Share		Per Share		Ratio(2)	Investment(3)
October 17, 1983(1)	$10.00	$—		$—		—	$10,000
September 30, 1984	11.66	—		—		12.6 times	11,660
September 30, 1985	14.39	0.0930		0.1860		11.7	14,742
September 30, 1986	16.90	0.1630		0.0610		15.0	17,581
September 30, 1987	21.01	0.4200		0.5130		20.9	23,108
September 30, 1988	18.58	0.3380		1.3030		15.0	22,766
September 30, 1989	21.76	0.3350		0.0800		17.1	27,291
September 30, 1990	17.39	0.3124		0.6686		14.8	22,888
September 30, 1991	23.87	0.3422		0.1434		17.8	32,250
September 30, 1992	24.53	0.2447		0.4042		17.3	34,052
September 30, 1993	26.94	0.2350		0.8000		18.1	38,885
September 30, 1994	26.71	0.2000		1.4700		18.5	41,020
September 30, 1995	30.07	0.2056		1.8944		20.8	50,205
September 30, 1996	33.34	0.1750		2.4979		28.9	60,922
September 30, 1997	40.65	0.0779		3.1621		31.4	82,206
September 30, 1998	34.78	0.0810		5.2282		28.6	80,845
September 30, 1999	31.83	0.1337		4.0049		29.0	82,864
September 30, 2000	36.58	0.0100		0.4701		35.1	96,527
September 30, 2001	17.54	—		13.1200		23.4	76,361
September 30, 2002	15.34	—		0.5766		22.2	68,730
September 30, 2003	18.97	—		—		22.9	84,994
September 30, 2004	21.88	—		0.0015		22.9	98,040
September 30, 2005	23.50	—		0.9146		23.3	109,547
September 30, 2006	23.11	0.0083		2.1472		22.4	118,142
September 30, 2007	25.18	0.0643		1.0460		23.4	134,908
September 30, 2008	19.15	0.0978		2.5678		17.5	115,141
September 30, 2009	17.02	0.1072		1.1206		19.2	111,845
September 30, 2010	19.31	0.0957		—		20.7	127,575
September 30, 2011	18.72	0.0867		0.3831		17.2	126,423
September 30, 2012	22.91	0.0992		0.4903		20.2	159,188
September 30, 2013	26.37	0.1428		1.8746		22.9	200,723
September 30, 2014	27.41	0.0889		2.0445		22.3	225,609
September 30, 2015	25.39	0.0997		3.4844		21.3	237,669
September 30, 2016	25.41	0.0931		1.4736		22.7	252,980
September 30, 2017	28.79	0.0752		1.1754		24.9	301,091
September 30, 2018	30.37	0.0277		3.0205		25.9	352,592
September 30, 2019	29.61	0.1821		2.7546		24.8	387,738
September 30, 2020	28.68	0.1133		3.1017		29.1	418,165
September 30, 2021	35.98	0.0487		1.1473		25.5	544,703
March 31, 2022	32.46	0.0495	(a)	3.3930	(a)	26.3	539,820

(1)	Date of Initial Public Offering.
(2)	Based on latest 12 months accomplished earnings.
(3)	Assuming reinvestment of all distributions.

(a)	Paid on December 28, 2021 to shareholders of record on December 27, 2021.

Historical Record Class N
(unaudited)

		Net
		Investment			Dollar	Growth of
	Net	Income	Capital Gain		Weighted	an Initial
	Asset Value	Distributions	Distributions		Price/Earnings	$10,000
Class N	Per Share	Per Share	Per Share		Ratio(2)	Investment(3)
February 28, 2005(1)	$22.59	$—	$—		23.1 times	$10,000
September 30, 2005	23.45	—	—		23.3	10,381
September 30, 2006	23.00	—	2.1340		22.4	11,158
September 30, 2007	25.03	—	1.0460		23.4	12,694
September 30, 2008	19.04	0.0067	2.5678		17.5	10,800
September 30, 2009	16.87	0.0969	1.1206		19.2	10,457
September 30, 2010	19.11	0.0666	—		20.7	11,890
September 30, 2011	18.49	0.0479	0.3831		17.2	11,741
September 30, 2012	22.63	0.0191	0.4903		20.2	14,732
September 30, 2013	26.04	0.0560	1.8746		22.9	18,516
September 30, 2014	27.03	—	2.0445		22.3	20,734
September 30, 2015	25.00	0.0002	3.4844		21.3	21,770
September 30, 2016	25.00	—	1.4736		22.7	23,091
September 30, 2017	28.29	—	1.1754		24.9	27,387
September 30, 2018	29.72	—	3.0205		25.9	31,972
September 30, 2019	28.91	0.0818	2.7546		24.8	35,025
September 30, 2020	27.94	0.0182	3.1017		29.1	37,666
September 30, 2021	34.97	—	1.1473		25.5	48,909
March 31, 2022	31.46	—	3.3930	(a)	26.3	48,418

(1)	Date of Initial Public Offering.
(2)	Based on latest 12 months accomplished earnings.
(3)	Assuming reinvestment of all distributions.

(a)	Paid on December 28, 2021 to shareholders of record on December 27, 2021.

Approval of Investment Advisory Contract
(unaudited)

In November 2021, the Board of Directors of the Fund renewed the one-year term of the Investment Advisory Agreement by and between the Fund and the Adviser through October 2022. In connection with the renewal of the Investment Advisory Agreement, no changes to the amount or manner of calculation of the management fee or the terms of the agreement were proposed by the Adviser or adopted by the Board. For the annual period ended September 30, 2021, the management fee was 0.52% and the Fund’s Class I and Class N total expense ratios (including the management fee) were 0.59% and 0.89%, respectively. In renewing the Investment Advisory Agreement, the Board carefully considered the following factors on an absolute basis and relative to the Fund’s peer group: (i) the Fund’s historical performance; (ii) the Fund’s performance relative to its benchmark; (iii) the expense ratios for peer group funds in the mid-cap growth category and the Fund’s risk/return profile as measured by the standard deviation and the Sharpe Ratio; and (iv) the range and quality of the services offered by the Adviser. The peer group fund data included mid-cap growth focused funds with similar asset sizes, number of holdings and market capitalizations. In terms of the peer group data used for performance comparisons, the Fund’s Class I was ranked 19th, 22nd, 22nd and 25th out of 27 funds for the one-, three-, five- and ten-year periods ending September 30, 2021. The Fund’s Class I had the sixth lowest expense ratio among its peer group.

The Board considered the range of services to be provided by the Adviser to the Fund under the Advisory Agreement. The Board concluded that the nature, extent and quality of the services to be provided by the Adviser were consistent with the terms of the Advisory Agreement and the needs of the Fund, and that the services provided were of a high quality.

The Board considered the investment performance of the Fund and the Adviser. Among other things, the Board noted its consideration of the Fund’s performance relative to peer funds and its benchmarks. The Board reviewed the actual and relative short-term and long-term performance of the Fund. The Board agreed that the Fund demonstrated good performance with respect to its benchmarks and peers. The Board also discussed the extent to which economies of scale would be realized, and whether such economies were reflected in the Fund’s fee levels and concluded that the Adviser had been instrumental in holding down Fund costs, citing consistently low fees.

The Board considered the cost of services provided and the profits to be realized by the Adviser from the relationship with the Fund. The Board concluded that given the Board’s focus on performance and maintaining a low fee structure that the Adviser’s profits were not relevant.

The Board agreed that the Adviser had the resources, financial management and administrative capacity to continue to provide quality services. The Board determined that the Adviser had fully and adequately carried out the terms and conditions of its contract with the Fund. The Board expressed satisfaction with the Fund’s absolute performance, management’s strategies to improve the absolute and relative performance of the Fund, management’s control of expenses and the rate of the management fee for the Fund and the overall level of services provided by the Adviser.

Liquidity Risk Management Program
(unaudited)

The Fund has adopted and implemented a liquidity risk management program (the “Program”) in accordance with Rule 22e-4 under the 1940 Act. The Program seeks to assess and manage the Fund’s liquidity risk, i.e., the risk that the Fund is unable to satisfy redemption requests without significantly diluting remaining investors’ interests in the Fund. The Board of Directors of the Fund has designated Nicholas Company, Inc., the Fund’s investment adviser, to administer the Program. Certain aspects of the Program rely on third parties to perform certain functions, including the provision of market data and application of models.

The Program is comprised of various components designed to support the assessment and/or management of liquidity risk, including: (1) the periodic assessment (no less frequently than annually) of certain factors that influence the Fund’s liquidity risk; (2) the periodic classification (no less frequently than monthly) of the Fund’s investments into one of four liquidity categories that reflect an estimate of their liquidity under current market conditions; (3) a 15% limit on the acquisition of “illiquid investments” (as defined under Rule 22e-4); (4) for a Fund that does not invest primarily in “highly liquid investments” (as defined under Rule 22e-4), the determination of a minimum percentage of the Fund’s assets that will generally be invested in highly liquid investments (a “Highly Liquid Investment Minimum”); and (5) periodic reporting to the Board of Directors.

At a meeting of the Board of Directors on February 4, 2022, Nicholas Company, Inc. provided a written report to the Board addressing the operation, and the adequacy and effectiveness of the implementation, of the Program, including, as applicable, the operation of any Highly Liquid Investment Minimum and any material changes to the Program, for the period from January 1, 2021 through December 31, 2021 (the “Reporting Period”). Among other things, the annual report discussed: (1) the results of stress tests designed to assess liquidity under a hypothetical stressed scenario involving elevated redemptions; and (2) an assessment of the methodologies used to classify investments into one of four liquidity categories. The report concluded that the Program was reasonably designed to assess and manage liquidity risk and was adequately and effectively implemented during the Reporting Period.

There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other risks to which it may be subject.

Information on Proxy Voting

(unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request by calling 800-544-6547 or 414-276-0535. It also appears in the Fund’s Statement of Additional Information, which can be found on the SEC’s website, www.sec.gov. A record of how the Fund voted its proxies for the most recent twelve-month period ended June 30, also is available on the Fund’s website, www.nicholasfunds.com, and the SEC’s website, www.sec.gov.

Quarterly Portfolio Schedule
(unaudited)

The Fund files its complete schedule of investments with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Privacy Policy
(unaudited)

     Nicholas II, Inc. respects each shareholder’s right to privacy. We are committed to safeguarding the information that you provide us to maintain and execute transactions on your behalf.

We collect the following non-public personal information about you:

*

Information we receive from you on applications or other forms, whether we receive the form in writing or electronically. This includes, but is not limited to, your name, address, phone number, tax identification number, date of birth, beneficiary information and investment selection.

*

Information about your transactions with us and account history with us. This includes, but is not limited to, your account number, balances and cost basis information. This also includes transaction requests made through our transfer agent.

*	Other general information that we may obtain about you such as demographic information.

WE DO NOT SELL ANY NON-PUBLIC PERSONAL INFORMATION ABOUT CURRENT OR FORMER SHAREHOLDERS.

INFORMATION SHARED WITH OUR TRANSFER AGENT, A THIRD PARTY COMPANY, ALSO IS NOT SOLD.

     We may share, only as permitted by law, non-public personal information about you with third party companies. Listed below are some examples of third parties to whom we may disclose non-public personal information. While these examples do not cover every circumstance permitted by law, we hope they help you understand how your information may be shared.

We may share non-public personal information about you:

*

With companies who work for us to service your accounts or to process transactions that you may request. This would include, but is not limited to, our transfer agent to process your transactions, mailing houses to send you required reports and correspondence regarding the Fund and its Adviser, the Nicholas Company, Inc., and our dividend disbursing agent to process fund dividend checks.

*	With a party representing you, with your consent, such as your broker or lawyer.
*	When required by law, such as in response to a subpoena or other legal process.

     The Fund and its Adviser maintain policies and procedures to safeguard your non-public personal information. Access is restricted to employees who the Adviser determines need the information in order to perform their job duties. To guard your non-public personal information we maintain physical, electronic, and procedural safeguards that comply with federal standards.

     In the event that you hold shares of the Fund with a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with non-affiliated third parties.

Automatic Investment Plan – An Update
(unaudited)

The Nicholas Family of Funds’ Automatic Investment Plan provides a simple method to dollar cost average into the fund(s) of your choice.

Dollar cost averaging involves making equal systematic investments over an extended time period. A fixed dollar investment will purchase more shares when the market is low and fewer shares when the market is high. The automatic investment plan is an excellent way for you to become a disciplined investor.

The following table illustrates what dollar cost averaging can achieve. Please note that past performance is no guarantee of future results. Nicholas Company recommends dollar cost averaging as a practical investment method. It should be consistently applied for long periods so that investments are made through several market cycles.

	Nicholas II – Class I
$1,000 initial investment on	10/17/1983	*	03/31/2012
Number of years investing $100 each month
following the date of initial investment	38.5		10
Total cash invested	$47,200		$13,000
Total dividend and capital gain distributions reinvested	$372,139		$9,732
Total full shares owned at 03/31/2022	16,730		829
Total market value at 03/31/2022	$543,083		$26,939

The results above assume purchase on the last day of the month. The Nicholas Automatic Investment Plan actually invests on the date specified by the investor. Total market value includes reinvestment of all distributions.

*	Date of Initial Public Offering.

Nicholas Funds Services Offered
(unaudited)

•	IRAs
	• Traditional	• SIMPLE
	• Roth	• SEP
•	Coverdell Education Accounts
•	Automatic Investment Plan
•	Direct Deposit of Dividend and Capital Gain Distributions
•	Systematic Withdrawal Plan
•	Monthly Automatic Exchange between Funds
•	Telephone Purchase and Redemption
•	Telephone Exchange
•	24-hour Automated Account Information (800-544-6547)
•	24-hour Internet Account Access (www.nicholasfunds.com)

Please call a shareholder representative for further information on the above services or with any other questions you may have regarding the Nicholas Funds (800-544-6547).

Directors and Officers
DAVID O. NICHOLAS, President and Director

JOHN A. HAUSER, Director

DAVID P. PELISEK, Director

JULIE M. VAN CLEAVE, Director

BRIAN J. JANOWSKI, Senior Vice President

JENNIFER R. KLOEHN, Senior Vice President,
Treasurer and Chief Compliance Officer

LAWRENCE J. PAVELEC, Senior Vice President and Secretary

CANDACE L. LESAK, Vice President

Investment Adviser
NICHOLAS COMPANY, INC.
Milwaukee, Wisconsin
www.nicholasfunds.com
414-276-0535 or 800-544-6547

Transfer Agent
U.S. BANCORP FUND SERVICES, LLC
Milwaukee, Wisconsin
414-276-0535 or 800-544-6547

Distributor
QUASAR DISTRIBUTORS, LLC
Milwaukee, Wisconsin

Custodian
U.S. BANK N.A.
Milwaukee, Wisconsin

Independent Registered Public Accounting Firm
DELOITTE & TOUCHE LLP
Milwaukee, Wisconsin

Counsel
MICHAEL BEST & FRIEDRICH LLP
Milwaukee, Wisconsin

This report is submitted for the information of shareholders of the Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Item 2. Code of Ethics.

Applicable only to annual reports.

Item 3. Audit Committee Financial Expert.

Applicable only to annual reports.

Item 4. Principal Accountant Fees and Services.

Applicable only to annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to this filing.

Item 6. Schedule of Investments.

The schedule of investments in securities of unaffiliated issuers is included as part of the report to shareholders filed under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Applicable only to annual reports filed by closed-end funds.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Applicable only to annual reports filed by closed-end funds.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Applicable only to closed-end funds.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable to this filing.

Item 11. Controls and Procedures.

(a) The Fund’s principal executive officer and principal financial officer, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) are effective, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Applicable only to closed-end funds.

Item 13. Exhibits.

(a)(1) Sarbanes-Oxley Code of Ethics for Principal Executive and Senior Financial Officers (that is the subject of the disclosure required by Item 2).

Applicable only to annual reports.

(a)(2) Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, attached hereto as EX-99.CERT.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more person.

Applicable only to closed-end funds.

(a)(4) Change in the registrant’s independent public accountant.

Not applicable to this filing.

(b) Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Rule 30a-2(b) under the Investment Company Act of 1940, attached hereto as EX-99.906 CERT.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nicholas II, Inc.

By: /s/ David O. Nicholas
Name: David O. Nicholas
Title: Principal Executive Officer

Date: May 31, 2022

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ David O. Nicholas
Name: David O. Nicholas
Title: Principal Executive Officer
Date: May 31, 2022

By: /s/ Jennifer R. Kloehn
Name: Jennifer R. Kloehn
Title: Principal Financial Officer
Date: May 31, 2022